UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2022

Commission File Number:	Commission File Number:	Commission File Number:	Commission
333-141703-02; 333-167413; 333-191359; 333-205455-01; 333-228025-02; 333-260957	333-141703; 333-167413-02; 333-191359-02; 333-205455-02; 333-228025-01; 333-260957-02; 000-23108	333-205455; 333-228025; 333-260957-01	File Number: 333-141703-01; 333-167413-01; 333-191359-01; 033-54804

DISCOVER CARD EXECUTION NOTE TRUST	DISCOVER CARD MASTER TRUST I	DISCOVER FUNDING LLC	DISCOVER BANK
(Exact name of issuing entity in respect of the notes as specified in charter)	(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate)	(Exact name of depositor as specified in charter)	(Exact name of sponsor as specified in charter)

Delaware	Delaware	Delaware	Delaware
(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the depositor)	(State or jurisdiction of incorporation or organization of the sponsor)

c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001	c/o Discover Bank 800 Prides Crossing, Suite 100 Newark, Delaware 19713	Discover Funding LLC 800 Prides Crossing, Suite 100 Newark, Delaware 19713	Discover Bank 800 Prides Crossing, Suite 100 Newark, Delaware 19713
(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the depositor)	(Address of principal executive offices of the sponsor)

51-0020270

(IRS Employer Identification No. of the sponsor)

47-4047337

(IRS Employer Identification No. of the depositor)

(302) 323-7315

(Telephone, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [     ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [     ]

Item 1.01	Entry Into a Material Definitive Agreement

On March 29, 2022, Discover Card Execution Note Trust and U.S. Bank National Association entered into the Omnibus Amendment to Specified Terms Documents to amend certain provisions related to the notes. A copy of the Omnibus Amendment to Specified Terms Documents is filed as Exhibit 4.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Exhibit

Exhibit 4.1	Omnibus Amendment to Specified Terms Documents between Discover Card Execution Note Trust and U.S. Bank National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 1, 2022
Discover Funding LLC (as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust and as registrant under Commission File Number 333-205455, 333-228025 and 333-260957-01)

	By:	/s/ Patricia S. Hall
Patricia S. Hall
Vice President, Chief Financial Officer and Treasurer